UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2015

DATARAM CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 571, P.O. Box 7258, Princeton, NJ		08543-7528
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(A) On August 12, 2015, Dataram Corporation (the “Company”) was notified by the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market LLC (“NASDAQ”) that the Staff has determined that the Company violated Listing Rule 5635(c) (the “Rule”), which requires shareholder approval prior to the issuance of securities when equity compensation is a component to the securities being acquired by officers or directors.

As previously disclosed, on January 31, 2015, the Company completed a private placement of 183,000 shares and warrants to purchase an additional 183,000 shares at an exercise price of $2.50 per share (the “January Financing”). Since the closing consolidated bid price for the Company’s common stock on the business day immediately prior to the financing was $2.34 per share, and the Company’s Chairman and Chief Executive Officer, David Moylan, participated in the January Financing, purchasing 50,000 restricted common shares for a total of $100,000, as well as five-year warrants to purchase up to an additional 50,000 common shares at $2.50 per share, the issuance to Mr. Moylan represented “equity compensation” and therefore required shareholder’s approval under the Rule.

The Company will either seek shareholder approval for the January Financing in its upcoming Annual Meeting, or the Company will amend the transaction in order to remedy the violation.

The Staff has granted the Company an extension until September 30, 2015 to regain compliance with the Rule. In the event the Company does not regain compliance with the Rule by such date, the Company’s securities may be delisted from NASDAQ, a determination the Company can appeal to a Hearings Panel, which can grant an exception to the continued listing standards for a period not to exceed 180 days.

(B) On August 14, 2014, the Company was advised by NASDAQ, that as a result of filing its Annual Report on Form 10-K for the fiscal year ended April 30, 2015 (the “Filing”), without its predecessor auditor’s approval to reissue the previously issued audit report covering the financial statements for the fiscal year ended April 30, 2014, the Filing is considered incomplete and the Company does not comply with Listing Rule 5810(c)(2) for continued listing.

Under the applicable NASDAQ rules, the Company has 60 calendar days to submit a plan to regain compliance, and if accepted, NASDAQ can grant an exception of up to 180 calendar days from the Filing due date, or until February 10, 2016, to regain compliance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATARAM CORPORATION
(Registrant)

Date: August 18, 2015
/s/ ANTHONY M. LOUGEE
(Signature)
Anthony M. Lougee
Chief Financial Officer